

catasys

Better Health. Lower Costs.

A Leading AI and Technology-enabled Healthcare Company

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this press release are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from stated expectations. These risk factors include, among others, changes in regulations or issuance of new regulations or interpretations, limited operating history, our inability to execute our business plan, increase our revenue and achieve profitability, lower than anticipated eligible members under our contracts, our inability to recognize revenue, lack of outcomes and statistically significant formal research studies, difficulty enrolling new members and maintaining existing members in our programs, the risk that the treatment programs might not be effective, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the health care industry, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, our ability to raise additional capital when needed and our liquidity. You are urged to consider statements that include the words "may," "will," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plan," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties we face, please refer to our most recent Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

At a Glance	
Ticker	NASDAQ: CATS
Stock Price*	$17.15
Common Shares Outstanding	16.5 Million
Float	7.3 Million
Average Daily Volume	147,748
Market Cap	$283.8 Million
Warrants (WAEP $4.68)	1,397,720
Analyst Coverage	Canaccord Genuity, Oppenheimer & Co., Dougherty & Co., ThinkEquity

* At August 2, 2019

The Challenge: U.S. Healthcare Issue

- Underserved populations with behavioral health conditions (substance use disorder, anxiety, depression) are not only treatment-avoidant but care-avoidant.
- These conditions, which cause or exacerbate other chronic diseases (diabetes, hypertension, coronary artery disease, COPD, and congestive heart failure), increase overall healthcare costs.

Behavioral Health Disorders

Eligible members cost health plans up to 4.5x that of someone with the chronic disease alone, which is why this patient population is so important to the health plan.



Per Member Per Month
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
+371%
+417%
+448%
+196%
+312%
+162%
+203%
+130%
Hypertension
Asthma
Bipolar
Chronic Pain
Diabetes
CAD
COPD
CHF
All Other
Catasys Eligible

The Catasys Solution: Partnering with Health Plans

catasys

Our OnTrak Outpatient Program:
An Integrated Technology-Enabled Treatment Solution


Proprietary Big Data Analytics
Predictive Modeling
Artificial Intelligence

+


Human Engagement

Improved Member Health and Cost Savings to Health Plans

Return on Investment

- Prior to treatment with Catasys, these patients cost an average of $30,000 each year in medical costs (emergency room visits and inpatient stays).
- Catasys provides health plans ~54% in savings per enrolled member.
- Nearly a 5-to-1 ROI* for health plans, incentivizing them to pay 100% of the treatment costs.


Average Health Plan Cost Per Member vs. OnTrak Program Cost
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$30,000
$16,200
x 2
(Return)
$32,400
(Investment)
$6,500
Prior Avg. Health Plan Cost
Post Graduation Average Savings
2 Year Cost Savings
Average OnTrak Program Cost

*Health Plan ROI calculation = Return/Investment

Catasys' Total Addressable Market (TAM)


Commercial ASO
$12B
Commercial
Fully Insured
$7.7B
Medicare
Advantage
$3.8B
Managed Medicaid
$10.3B

$33.7B

~ At 20% enrollment that would be **$6.7 billion** in annual revenue for Catasys

Significant Upside

- Catasys existing customers are approximately 60% of this market

Catasys PRE™

Predict

Recommend

Engage

Catasys PRE™ **organizes and automates healthcare data** integration and analytics through application of machine intelligence to deliver analytic insights, reducing time and cost.

We **PREDICT** and identify individuals for whom behavioral or medical behavioral or medical intervention could help.

We **RECOMMEND** care pathways that harness the intersection between what intersection between what is effective, evidence-based care and what individuals based care and what individuals are willing to do.

We **ENGAGE** through sophisticated techniques and tools that encourage mental tools that encourage mental and physical behavior change, reduce costs and change, reduce costs and improve outcomes.

We can achieve this for any chronic disease.

Catasys PRE™ Platform

What's so unique?

An advanced analytic engine evolved over 10 years to apply machine intelligence to manage data at scale and provide actionable insight **at unmatched speed.**

Designed and built using **highly diverse claims**, **third party** from OnTrak Application.

Populated with data from the nation's largest health plans **representing millions of covered lives and billions of individual data points.**

OnTrak™ : A Fully Immersive 52-week Program



- Outreach
- Enrollment
- Engagement
- Retention
Medical & Pharmacological
Community Based Programs
Care Coaching
Psychosocial Treatments

Medical & Pharmacological (as appropriate)

- Medical evaluation and assessment
- Pharmacological intervention
- MD involvement

Psychosocial

- Proprietary OnTrak manualized psychosocial treatment program
- Developed in coordination with leading experts in SUD, anxiety and depression
- Focused on Cognitive Behavioral and Motivational Enhancement Therapy

Care Coaching

- Personal Care Coach
- 52 weeks of continuous support and coaching
- Helps assess, manage and support members' recovery

Revenue per patient enrolled	$8,500
Revenue per enrolled member at 80% retention	$6,500
Revenue per 10,000 enrolled members	$65,000,000

OnTrak 2.0

EXPANDING MEMBER POPULATION
through Predictive Engagement

- Optimizing fingerprinted engagement with treatment intensity
- Doubling size of outreach pool of eligible lives
- ~ $5,000 Case rate with enhanced margins due to higher AI and lower HI overall
- NET REV PEM of $4,850 versus $6,500


PERCENT OF ADULT MEMBERS
1.0 – 2.0
High Utilizers and Low Utilizers
1-2%
3-7%

State Ramp Up – Commercial Substance Use Disorder

- Signing of contract
- Days to launch:
  - **45 days** to launch in a previously entered state
  - **90 days** to launch into a new state
- Clinical integration with the health plan requires little effort from the health plan after transfer of data
- Enrollment is an iterative process after entering into a new state
  - Approximately **12-15 months** after launch to achieve steady state of **20% enrollment**



Greater than 20%
in Year 2
12 Months
from Launch
20%
Day 1
Day 45
Day 90
Launch
45 – 90 Days

Significant Ramp in Outreach Pool of Individuals



# of Individuals
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2018 to 2019 YTD
Monthly through May 2019
24,898
26,666
31,556
31,347
29,918
34,724
33,091
36,302
Q3'18
35,553
32,256
38,398
Q4'18
40,674
39,246
45,543
Q1'19
75,064
83,884
May 1st
92,000
Catasys saw a significant increase in eligible member population as a result of new states and expansion within existing health plans.
Outreach totals increased to the highest in Catasys' history, and continue to grow in 2019.
Q1 enrollment increased by 48% year over year at March 31, 2019.
Jan 18
Feb 18
Mar 18
Apr 18
May 18
Jun 18
Jul 18
Aug 18
Sept 18
Oct 18
Nov 18
Dec 18
Jan 19
Feb 19
Mar 19
Apr 19
May 19

Scaling the Business

catasys

New Carriers | New States | Expansions within Plans

→ Higher Enrollment

- Partnering with more carriers and expanding existing partnerships will give Catasys access to new states and member data, leading to higher enrollment
- Currently has agreements with 7 of the top 8 health plans in the U.S., including:

OptimaHealth

UnitedHealthcare Employer & Individual | Humana | aetna | Health Alliance

Coventry Health Care | network health | Centene Corporation | mhs health wisconsin

- Q1 enrollment increased 48% year over year at March 31, 2019.



The OnTrak program is currently available through seven health plans in 24 states

2019 Financial Guidance of $35 Million in GAAP Revenues

- Would represent a 131% increase over GAAP revenues of $15.2 million in 2018
  - 2018 revenues increased 97%
- Supported through accelerating enrollment growth during this coming year
- Based solely on existing outreach pool of individuals
- Solely represents existing enrollment launches with current health plan partners and several program expansions with existing customers and does not include new contracts and subsequent launches, initial launches of existing contracts, and new expansions within existing contracts.

2019

Catasys' OnTrak solution has gained traction with enrollment increasing significantly and the largest health care plans signed and supporting the program.

Company's outreach pool reached approx. 92,000 members due to expansion from recent contracts

Projects $35M in GAAP revenue

Senior Officers ~ Management Interests Aligned with Shareholders



Terren S. Peizer
Founder, Chairman of the Board and Chief Executive Officer

TERREN PEIZER, Founder, Chairman & Chief Executive Officer

- Founder of several health care and life science companies
- Extensive background in venture capital, investing, mergers and acquisitions, corporate finance
- Held senior executive positions with investment banking firms Goldman Sachs, First Boston and Drexel Burnham Lambert
- Chairman of Acuitas Group Holdings (personal holding company with ~57% Ownership of CATS)
- Chairman of Crede Capital Group, LLC, an industry leading Micro-Cap investment company
- Founder and Chairman of NeurMedix, Inc.



Rick Anderson
President and Chief Operating Officer

RICHARD ANDERSON, President & Chief Operating Officer

- One of main primary architects of the Catasys program, managing strategic development and day-to-day operations
- Over 15 years of healthcare experience and background in management, finance and mergers & acquisitions
- Member of Catasys since 2004 and an officer since April 2005
- Previously a Director and Founding member of PriceWaterhouseCoopers LLP's, Los Angeles office transaction support group

UNPRECEDENTED PERFORMANCE-BASED OPTION PLAN

- In 2017, Catasys declared that employees granted under the plan, as well as board members, will be given option grants with an exercise price of $7.50 per share, stock price on grant date was $3.50 per share.
- Chairman and Chief Executive Officer Terren Peizer's option grant will only vest if the common stock trades above a VWAP of $15 a share for an extended period.
- President and Chief Operating Officer Rick Anderson's 5 year option grant is reviewed annually and tied to meeting GAAP Revenue and key operational performance metrics.

Investment Summary

SCALABLE MODEL HARVESTING GROWTH

- Founded in 2004, Catasys currently has agreements with 7 of the top 8 health plans in the U.S.
- Expanding into new states under existing agreements (OnTrak now available through aforementioned 7 health plans in 24 states)
- Expanded focus from substance use disorder populations into other behavioral health conditions

ATTRACTIVE, UNDERSERVED MARKET

- Large market opportunity with no direct competitors
- Members with behavioral health disorders (substance use disorder, depression, anxiety) average higher medical costs for covering health insurance providers (approx. $201B in treatment costs vs. $147B for cardiovascular conditions and $122B for oncology) because they do not seek treatment

INCREASING REVENUES, STRONG GUIDANCE

- Q1 2019 record revenue of $6.8 million, up 256% year over year
- YE 2018 record revenue of $15.2 million, up 97% from YE 2017
- Outreach pool of eligible members increased to approx. 92,000 members at May 1, 2019 (up 124% from 41,000 at Q4 2018) as a result of significant expansion within existing plans
- 2019 GAAP revenue guidance of $35 million